                                                                  Execution Copy

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE
STATE SECURITIES LAWS ("APPLICABLE LAWS"). SUCH SECURITIES MAY NOT BE SOLD,
OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE
REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO
THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF
THE ACT AND APPLICABLE LAWS.

                            BROADCASTLINKS.COM, INC.
                          CONVERTIBLE PROMISSORY NOTE

$100,000                                               San Francisco, California
                                                       December 21, 2000

      FOR VALUE RECEIVED, BroadcastLinks.com, Inc., a Delaware corporation, the principal office of which is located at 1919 Broderick Street, San Francisco,
California 94115 hereby promises to pay to the order of D. Thomas Moody the principal sum of ONE HUNDRED THOUSAND HUNDRED DOLLARS ($100,000) together with any interest that may accrue pursuant to Section 2 below, which sum shall be due and payable(absent the exercise in full of the conversion rights set forth in
Section 5 below) on the earliest to occur of (i) June 21, 2002, (ii) the consummation of a Qualified Equity Financing (as defined below) by the Company,
(iii) a Change of Control (as defined below) of the Company or (iv) when declared due and payable by the Holder after the occurrence of an Event of
Default (as defined below)(in any instance, the "Maturity Date"). Payment of all amounts due hereunder shall be made by wire transfer to an account designated by the Holder or as the Holder shall otherwise designate. This Note may be prepaid at any time and from time to time without penalty or premium; provided, that such prepayment shall not effect the Company's obligation to issue to the Holder
(as defined below) the warrant referenced in Section 8 below.

      This Note is being executed and delivered in connection with and as a part of a convertible debt offering (the "Debt Offering") being conducted by the
Company.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject and to which the Holder, by its acceptance and execution of this Note, agrees:

      1.    DEFINITIONS. As used in this Note, the following terms have the following meanings:

                                                                  Execution Copy

            "Company" means BroadcastLinks.com, Inc. and any corporation or other entity which shall succeed to or assume the obligations of the Company under this Note.

            "Change of Control" means (a) a reorganization, merger or
consolidation to which the Company is a party unless the holders of the
Company's capital stock immediately prior to the transaction are entitled to cast a majority of the votes entitled to be cast for the election of Directors immediately following such transaction; (b) the sale or other transfer of all or substantially all of the Company's assets; or (c) the acquisition by any person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
Act), directly or indirectly of beneficial ownership (within the meaning of Rule
13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of the then outstanding voting securities of the Company which are entitled to vote generally in the election of directors.

            "Event of Default" has the meaning set forth in Section 3.1 below.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Holder" means any person who shall at the time be the registered holder of this Note.

            "Qualified Equity Financing" means an equity financing or related series of equity financings pursuant to which the Company issues and sells equity securities in consideration of gross proceeds equal to at least Nine
Million Dollars ($9,000,000).

            "Transaction Notes" means this Note and any promissory note (the terms and conditions of which are identical in all material respects with those of this Note except for principal amount) executed and delivered by the Company in connection with the Debt Offering.

      2.    INTEREST. Interest shall accrue at a rate equal to the prime rate as published in the Wall Street Journal on the date of issuance of this Note plus one and one-half percent (1 1/2%) compounding monthly (the "Initial Interest
Rate"), on the principal of this Note outstanding, from time to time, during the period beginning on the date of issuance of this Note and ending on the date that the principal amount of this Note becomes due and payable at maturity, by acceleration or otherwise. In the event that the principal amount of this Note is not paid in full when such amount becomes due and payable, interest at the lesser of (i) the same rate as the Initial Interest Rate plus three and one-half percent (3 1/2%), or (ii) the highest rate permitted by law, shall continue to accrue on the balance of any unpaid amounts due under this Note until such amounts are paid in full.

      3.    DEFAULT PROVISIONS.

            3.1   Events of Default. If any of the events specified below shall occur (an "Event of Default"), the Holder may, so long as such condition exists, declare the entire outstanding principal and any unpaid accrued interest thereon immediately due and payable, by notice in writing to the Company:

                                        2

                                                                  Execution Copy

            (i)   if default shall be made in the due and punctual payment of the principal and/or accrued interest of this Note when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, and shall be continuing for five
                  (5) days following written notice to the Company;

            (ii)  if default shall be made in the performance or observance of any of the other material covenants, agreements or conditions of the Company contained in this Note, and shall be continuing for ten (10) days following written notice to the Company;

            (iii) the institution by the Company of proceedings to be
                  adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization, release or other relief under the federal
                  Bankruptcy Code, or any other applicable federal or state law or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

            (iv)  if, within sixty (60) days after the commencement of an action against the Company (and service of process in connection
                  therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the
                  consent or acquiescence of the Company of any trustee,
                  receiver or liquidator of the Company or of all or any
                  substantial part of the properties of the Company, such
                  appointment shall not have been vacated.

      3.2   Remedies. Incase any one or more Events of Default shall have occurred, and whether or not acceleration of the maturity of this Note shall have occurred, the Holder may, subject to the provisions of Section 4 below, proceed to protect and enforce its rights by a suit in equity, action at law and/or any other appropriate proceedings. No remedy herein conferred upon the
Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                                        3

                                                                  Execution Copy

      3.4   Course of Dealing; Etc. No course of dealing between the Company and the Holder or any delay on the part of the Holder in exercising any rights hereunder shall operate as a waiver of any rights of the Holder. The Company hereby waives presentment, demand, notice, protest, and any other demands or notices, in connection with the delivery, acceptance, indorsement, performance, default, or enforcement of this Note, assents to any and all extensions or postponements of time of payment or any other indulgence, and generally waives all suretyship defenses and defenses in the nature thereof.

      4.    SUBORDINATION. The Company covenants and agrees and each Holder by its acceptance thereof likewise covenants and agrees as follows:

      4.1   Senior Credit. The principal of, and interest on this Note are and shall be subordinated in right of payment, as and to the extent set forth in this Section 4, to the following (the "Senior Credit"): all indebtedness of the
Company which is not expressly subordinated to, or subordinated on a parity with, the Transaction Notes and which is for money borrowed from any bank or trust company or insurance company (other than indebtedness represented by one of the Transaction Notes), whether outstanding on the date of this Note or thereafter created or incurred, and renewals, extensions or refundings of any such indebtedness.

      4.2   Terms of Subordination. Notwithstanding Section 4.1 above, payments on account of principal of, and interest on, this Note may and shall be made whenever full payment of amounts then due for principal and interest on the
Senior Credit has been made or duly provided for; provided, however, that (i) no payment on account of principal of, or interest on, this Note shall be made if at the time of such payment a default exists, or if immediately after giving effect to such payment a default would exist, under the provisions of the Senior
Credit, and (ii) in the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or its property, or in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy proceedings, or in the event of any composition, arrangement, trust or mortgage for the benefit of creditors, or marshalling of the assets and liabilities of the Company, then all principal of, and premium, if any, and interest on, the Senior Credit shall first be paid in full before any payment or distribution on account of principal or interest is made upon this Note, and in any such proceedings and payment or distribution of any kind or character, whether in cash, securities, or other property, to which the Holder was not subordinated to the Senior Credit, shall be paid by the liquidating trustee or agent or other person making such payment or distribution or by holders of such indebtedness if received by them, directly to the holders of the Senior Credit to the extent necessary to make payment in full of the Senior Credit remaining unpaid, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Credit.
Subject to the prior payment in full of such Senior Credit, the Holder shall be subrogated to the rights of the holders of the Senior Credit to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Credit until the principal of, and interest on, this Note shall be paid in full, and no such payments or distributions to the Holder of cash, property or securities otherwise payable or distributable in respect of the
Senior Credit shall, as between the Company,

                                        4

                                                                  Execution Copy

its creditors other than the holders of the Senior Credit, and the Holder, be deemed to be a payment by the Company on account of this Note.

      4.3   Enforcement of Obligations. The provisions of this Section 4 are and are intended solely for the purpose of defining the relative rights of the holders of the Senior Credit on the one hand and the Holder on the other hand.
Nothing contained in this Section 4 or elsewhere in this Note is intended to or shall impair, as between the Company and the Holder, the obligation of the
Company, which is unconditional and absolute, to pay to the Holder the principal of, and interest on, this Note as and when the same shall become due in accordance with its terms, nor shall anything herein prevent the Holder from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the rights, if any, under this Section 4 of the holders of the Senior Credit to receive cash, securities or property otherwise payable or distributable to the Holder.

      4.4   Further Assurances. The Holder shall execute and deliver such other agreements or instruments necessary to effectuate the terms and conditions set forth in this Section 4 as the Company may reasonably request.

      5.    CONVERSION.

      5.1   Conversion On Qualified Equity Financing. Subject to the provisions set forth in this Section 5, the Holder shall have the right, at the Holder's option, to convert this Note, in whole or in part upon the consummation of a
Qualified Equity Financing, into fully paid and nonassessable shares of the equity security issued and sold by the Company in connection with such Qualified
Equity Financing (the "Qualified Equity Securities"). The number of shares of
Qualified Equity Securities into which this Note may be converted shall be determined by dividing the principal amount of this Note then outstanding and being converted, plus, all accrued interest to the date of conversion, by the amount equal to 100% of the per share sale price of the Qualified Equity
Securities.

      5.2   Conversion On Change of Control. Subject to the provisions set forth in this Section 5, the Holder shall have the right, at the Holder's option, to convert this Note, in whole or in part, upon the consummation of a Change of
Control, into fully paid and non-assessable shares of the Company's most senior class of equity securities issued and outstanding at such time or, if applicable, to be issued in connection with the Change of Control (the "Senior
Equity Securities"). The number of shares of Senior Equity Securities into which this Note may be converted shall be determined by dividing the principal amount of the Note then outstanding and being converted plus all accrued interest to the date of conversion by the amount equal to the per share value given to the
Senior Equity Securities for the purposes of consummating the Change of Control or, in the case of a Stock Acquisition, the highest price per share paid for the securities acquired in the Change of Control.

      5.3   Conversion Procedure. The Company shall give the Holder written notice (a "Conversion Notice") that it has consummated a Qualified Equity
Financing or Change of

                                        5

                                                                  Execution Copy

Control, as the case may be (in either case, a "Conversion Event") as soon as reasonably practicable after such event. Thereupon the Holder may exercise its right to convert this Note into shares of Qualified Equity Securities or Senior
Equity Securities, as the case may be (in either case, the "Conversion Shares")
by delivering a written notice (the "Exercise Notice") together with this Note, duly endorsed for transfer, to the Company within ten (10) days of the date upon which the Conversion Notice was deemed delivered to the Holder pursuant to
Section 11 below. The Exercise Notice shall state the amount of principal and/or interest to be converted and the name or names in which the certificate or certificates for the Conversion Shares are to be issued. If the Holder fails to deliver an Exercise Notice within the period specified above, such failure shall be deemed to be a waiver of the Holder's conversion rights set forth herein.

      5.4   Effect of Conversion. The Company shall, within five (5) days of the
Holder's delivery of the Exercise Notice, issue and deliver to the Holder a certificate or certificates for the number of Conversion Shares to which the
Holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made upon the consummation of the Conversion Event, and the person or persons entitled to receive the Conversion Shares shall be treated for all purposes as the record holder or holders of such shares as of such date, to the extent permitted by law. No fractional Conversion Shares shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall make a cash payment to the Holder equal to the same fraction of purchase price per share for a Conversion Share. Upon conversion of this Note, the Company shall be forever released from all its obligations and liabilities under this Note except for the payment of any unconverted principal and/or interest.

      5.5   Further Assurances. The Holder shall execute and deliver such other agreements or instruments necessary to effectuate the terms and conditions set forth in this Section 5 as the Company may reasonably request.

      6.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company
represents and warrants to the Holder that (a) the issuance, sale and delivery of this Note, and the issuance and delivery of the Conversion Shares, have been duly authorized by all necessary corporate action on the part of the Company,
(b) the issuance, sale and delivery of this Note, and the Conversion Shares, will not violate or conflict with (X) any provision of the charter or by-laws of the Company, (Y) any statute, rule, regulation, judgment, order or injunction applicable to the Company, or (Z) any provision of any agreement, instrument or obligation to which the Company is a party or its property is bound, (c) the
Conversion Shares, when issued, will be duly and validly issued, fully paid and nonassessable, and (d) the Conversion Shares, when issued, will be free from any claims, liens or encumbrances, except those claims, liens or encumbrances contemplated by the Conversion Event.

      7.    REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder represents, warrants, acknowledges and covenants to the Company as follows:

            7.1   Investment. The Holder is acquiring the Note and the
Conversion Shares

                                        6

                                                                  Execution Copy

issuable hereunder for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

            7.2   Authority. The Holder has full power and authority to lend money to the Company in accordance with the terms of the Note. The Holder has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. The execution, delivery and performance of this Note by the Holder has been duly authorized by ail necessary action on behalf of the
Holder.

            7.3   Experience. The Company has made available to the Holder any and all information which the Holder has deemed necessary in connection with the issuance of this Note. The Holder has adequate net worth and means of providing for its current needs and contingencies, and to sustain a complete loss of its investment in the Company; the Holder's overall commitment to investments which are not readily marketable are not disproportionate to the Holder's net worth and the Holder's investment in this Note will not cause such overall commitment to become excessive; and the Holder has sufficient knowledge and experience in business and financial matters so as to be capable of evaluating the merits and risks of its investment in the Company.

            7.4   Accredited Investor Status. The Holder understands that this
Note and the Conversion Shares issuable hereunder have been offered and will be sold in reliance upon the exemption from the registration requirements of the
Securities Act of 1933, as amended (the "Act"), under Section 4(2) thereof. The
Holder represents that it is an "Accredited Investor," as that term is defined in Rule 501(a) promulgated under the Act.

      8.    ISSUANCE OF WARRANT.

On the Maturity Date, regardless of whether or not the Holder exercises the conversion rights set forth in Section 5 hereof, the Company shall issue to the
Holder a warrant (the "Warrant") (exercisable for the five year period following the Maturity Date) for that number of shares (the "Warrant Shares") of the
Company's common stock, par value $.01 per share (the "Common Stock") based on the following: (i) in the event the Company consummates a Qualified Equity
Financing, the number of Warrant Shares that the Holder will be entitled to purchase under the Warrant shall equal the quotient obtained by dividing the principal of the Note the outstanding by the purchase price per share for the
Qualified Equity Securities issued in connection therewith; (ii) in the event that the Company consummates a Change in Control, the number of Warrant Shares that the Holder will be entitled to purchase under the Warrant shall equal the quotient obtained by dividing the principal of this Note then outstanding by the value given to the Senior Equity Securities for the purpose of such Change of
Control; or (iii) in the event that an Event of Default occurs or the maturity of this Note is reached without the consummation of a Qualified Equity Financing or Change of Control the number of Warrant Shares that the Holder will be entitled to purchaser under the Warrant shall equal the quotient obtained by dividing the

                                        7

                                                                  Execution Copy

principal of this Note then outstanding by the price per share paid for the
Common Stock by a third party in the most recent an arm's length transaction engaged in by the Company. Such warrant shall be in substantially the form of
Exhibit A attached hereto.

      In the event that this Note has been prepaid, in whole or part, prior to the Maturity Date, the calculation of the number of shares that the Holder is entitled to purchase upon the exercise of the warrant referenced herein shall be based on the principal immediately outstanding prior to such prepayment.

      9.    ASSIGNMENT. The rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors and assigns of the parties. The Holder shall have the right to assign its rights and obligations under this Note; provided, that the Holder delivers a written notice to be
Company at least fourteen (14) days prior to the date on which the Holder intents to consummate such assignment together with all appropriate instruments of transferor and an opinion of counsel reasonably satisfactory to the Company, stating that the proposed assignment complies with the Act and applicable state securities laws.

      10.   WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder.

      11.   NOTICES. Any notice, request, consent or other communication required or permitted hereunder shall be in writing and shall be sent to the respective parties at the addresses specified below:

      If to the Company, 2443 Fillmore Street, Suite 329, San Francisco, CA
94115, Attention: Leonard L. Firestone, President, CEO and Chairman, or at such other address as the Company may designate in writing.

      If to the Holder, at 3664 Richmond Street, Jacksonville, FL 32205 or at
such other address as the Holder may designate in writing.

      Any party hereto may by notice so given change its address for future notice hereunder. All notices, requests, consents and communications hereunder shall be deemed to have been properly given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service or (iv) if sent by registered or certified mail, on the third business day following the day such mailing is made.

      12.   NO STOCKHOLDER RIGHTS. Prior to the exercise of the conversion rights pursuant to Section 5 above, nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders or any other matters or any rights whatsoever as a stockholder of the

                                        8

                                                                  Execution Copy

Company; and no dividends or interest shall be payable or accrued in respect of the securities obtainable hereunder until, and only to the extent that, this
Note shall have been converted pursuant to Section 5.

      13.   GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York, without reference to its principles of conflicts of law.

      14.   HEADINGS; REFERENCES. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.
Except where otherwise indicated, all references herein to Sections refer to
Sections hereof.

      IN WITNESS WHEREOF, the parties hereto have caused this Note to be executed by their respective officers duly authorized as of the date first set forth above.

                                        BROADCASTLINKS.COM, INC.

                                        By: /s/ Leonard L. Firestone
                                            ------------------------------------
                                            Name:  Leonard L. Firestone
                                            Title: President, CEO and Chairman

                                        9

                                                                       EXHIBIT A

            NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),
            OR ANY APPLICABLE STATE SECURITIES LAWS ("APPLICABLE LAWS"). SUCH
            SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR
            HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT
            UNDER THE ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL
            SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH TRANSFER SHALL
            NOT BE IN VIOLATION OF THE ACT OR APPLICABLE LAWS.

                          COMMON STOCK PURCHASE WARRANT

Date of Issuance: ___________                              Certificate No. W-___

      For value received, BroadcastLinks.com, Inc., a Delaware corporation (the
"Company"), hereby grants to __________________________(the "Warrant Holder"), or its Permitted Transferees, the right to purchase from the Company that number of Warrant Shares calculated in accordance with the provisions of Section 2 below at a price per share of $.01 (the "Initial Exercise Price"). The exercise price and number of Warrant Shares (and the amount and kind of other securities)
for which this Warrant is exercisable shall be subject to adjustment as provided herein.

      1.    DEFINITIONS. The following capitalized terms have the meanings set forth below:

      "Affiliate" of a designated Person shall mean (i) any member of the immediate family of the designated Person or (ii) any Person directly or indirectly who through one or more intermediaries, Controls, is Controlled by or is under common Control with the designated person.

      "Change of Control" means (a) a reorganization, merger or consolidation to which the Company is a party unless the holders of the Company's capital stock immediately prior to the transaction are entitled to cast a majority of the votes entitled to be cast for the election of Directors immediately following such transaction; (b) the sale or other transfer of all or substantially all of the Company's assets; or (c) the acquisition by any person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), directly or indirectly, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act)

                                       A-l

of a majority of the combined voting power of the then outstanding voting securities of the Company which are entitled to vote generally in the election of directors.

      "Common Stock" means the Company's Common Stock, par value $.01 per share, or any securities into which such Common Stock is hereafter converted or exchanged.

      "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through ownership of voting securities, by contract or otherwise.

      "Equity Securities" means the Common Stock, Senior Equity Securities or
Qualified Equity Securities.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means, as to shares of the Common Stock: (i) if the shares of the Common Stock are listed on any national securities exchange or quoted on the National Association of Security Dealers, Inc. Automated Quotation
System, ("NASDAQ") National Market System ("NMS"), the average of the daily closing prices for the fifteen (15) consecutive business days commencing twenty
(20) business days before the day in question (the "Trading Period"); (ii) if the shares of the Common Stock are not listed on any national securities exchange or quoted on NASDAQ/NMS but otherwise are quoted on the NASDAQ, the average of the high and low bids as reported by NASDAQ for the Trading Period;
or (iii) if the shares of the Common Stock are neither listed on any national securities exchange nor quoted on NASDAQ, the value determined by the Board of
Directors in accordance with a valuation methodology approved by the Board of
Directors in good faith.

      "Organic Change" has the meaning set forth in Section 5 below.

      "Person" means any individual, partnership, limited liability corporation, joint venture, corporation, trust, unincorporated organization or government or department or agency thereof.

      "Permitted Transferee" has the meaning set forth in Section 8 below.

      "Registered Holder" means the holder of this Warrant as reflected in the records of the Company maintained pursuant to Section 13.

      "Required Holders" means the holders of a majority of the purchase rights represented by this Warrant as originally issued which remain outstanding and unexercised.

                                       A-2

      "Senior Equity Securities" means the Company's most senior equity securities issued and outstanding immediately prior to the consummation of a
Change in Control, or, if applicable, to be issued in connection with a Change of Control.

      "Transaction Notes" means those promissory notes issued by the Company in connection with a debt offering, the commencement date of which was December 21,
2000.

      "Qualified Equity Financing" means an equity financing or related series of equity financings pursuant to which the Company issues and sells equity securities in consideration of gross proceeds equal to at least Nine Million
Dollars ($9,000,000).

      "Qualified Equity Securities" means those equity securities issued by the
Company in connection with a Qualified Equity Financing.

      "Warrant Shares" means shares of the Common Stock issuable upon exercise of the Warrant; provided, that if the securities issuable upon exercise of the
Warrants are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term "Warrant Shares" shall mean shares of the security issuable upon exercise of the Warrants if such security is issuable in shares, or shall mean the equivalent units in which such security is issuable if such security is not issuable in shares.

      2. NUMBER OF WARRANT SHARES. The number of Warrant Shares issuable upon the exercise or partial exercise of this Warrant shall be determined in accordance with the following:

      2.1   Qualified Equity Financing. In the event the Company consummates a
Qualified Equity Financing, the number of Warrant Shares that the Registered
Holder will be entitled to purchase hereunder shall equal the quotient obtained by dividing (i) the principal then outstanding on a certain Transaction
Promissory Note, the original holder of which is the Warrant Holder, by (ii) the purchase price per share for such issued Qualified Equity Securities.

      2.2   Change of Control. In the event that the Company consummates a
Change in Control, the number of Warrant Shares that the Registered Holder will be entitled to purchase hereunder shall equal the quotient obtained by dividing
(i) the principal then outstanding on a certain per share Transaction Promissory
Note, the original holder of which is the Warrant Holder, by (ii) by the value per share given to the Senior Equity Securities for the purpose of such transaction or in the case of a Stock Acquisition, the highest price paid per share for the securities acquired in the Change of Control.

                                       A-3

      2.3   Event of Default or June 20, 2002. In the event that an Event of
Default occurs or the maturity of this Note is reached without the consummation of a Qualified Equity Financing or Change of Control, the number of Warrant
Shares that the Registered Holder will be entitled to purchase hereunder shall equal the quotient obtained by dividing (i) the principal then outstanding on a certain Transaction Promissory Note, the original holder of which is the Warrant
Holder, by (ii) the price per share paid for the Common Stock by a third party in the most recent arm's length transaction engaged in by the Company not involving a compensation arrangement.

      2.4   Prepayment of Transaction Promissory Note. In the event that the
Transaction Promissory Note referenced herein has been prepaid, in whole or part, prior to the Maturity Date (as defined therein), the calculation of the number of shares that the Registered Holder is entitled to purchase upon the exercise of this Warrant shall equal the quotient obtained by dividing (i) the original principal of such note by (ii) the following as applicable: (A) the purchase price per share for the Qualified Equity Securities issued in a
Qualified Equity Financing (B) the value per share given to the Senior Equity
Securities for the purpose of a Change of Control or in the case of a Stock
Acquisition, the highest price paid per share for the securities acquired in the
Change of Control or (C) the price per share paid for the Common Stock by a third party in the most recent arm's-length transaction engaged in by the
Company not involving a compensation arrangement.

      3. EXERCISE OF WARRANT.

      3.1   Exercise Period. The purchase rights represented by this Warrant shall terminate on or before 5:00 p.m., Pacific time, on [June 20, 2007] or, if such day is not a business day, on the next preceding business day.

      3.2   Exercise Procedure.

            (i)     The purchase rights represented by this Warrant are
exercisable by the Warrant Holder in whole or in part, but for not less than
1,000 shares at a time (or such lesser number of shares which may constitute the maximum number purchasable; such number being subject to adjustment as provided herein, at any time, or from time to time, during the Exercise Period when all of the following items have been delivered to the Company (the "Exercise Time"):

                    (a)   a completed Exercise Agreement, as described in
                          Section 3.3 below, executed by the Person exercising
                          all or part of the purchase rights represented by this
                          Warrant (the "Purchaser");

                                       A-4

                    (b)   this Warrant;

                    (c)   if the Purchaser is not the Registered Holder, an
                          Assignment or Assignments in substantially the form of
                          Exhibit A attached hereto evidencing the assignment of
                          this Warrant to the Purchaser;

                    (d)   payment in the form of any of the following or a
                          combination thereof: (x) a check payable to the
                          Company in an amount equal to the product of the
                          Exercise Price multiplied by the number of Warrant
                          Shares being purchased upon such exercise (the
                          "Aggregate Exercise Price").(y) the surrender to the
                          Company of securities of the Company having a value
                          equal to the Aggregate Exercise Price of the Warrant
                          Shares being purchased upon such exercise (which value
                          in the case of debt securities shall be the principal
                          amount thereof and in the case of shares of Common
                          Stock shall be the Fair Market Value thereof), or (z)
                          the delivery of a notice to the Company that the
                          Purchaser is exercising the Warrant by authorizing the
                          Company to reduce the number of Warrant Shares subject
                          to the Warrant by the number of shares having an
                          aggregate Fair Market Value equal to the Aggregate
                          Purchase Price.

            (ii)    Certificates for Warrant Shares purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within ten (10)
business days after the date of the Exercise Time together with any cash payable in lieu of a fraction of a share pursuant to Section 12 hereof. Unless this
Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such ten-day period, deliver such new Warrant to the Person designated for delivery in the Exercise
Agreement.

            (iii)   The Warrant Shares issuable upon the exercise of this
Warrant shall be deemed to have been issued to the Purchaser at the Exercise
Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Warrant Shares at the Exercise Time.

            (iv)    The issuance of certificates for Warrant Shares upon
exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in

                                       A-5

respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares.

            (v)     The Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this
Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price. In the event that the Company fails to comply with its obligations set forth in the foregoing sentence, the Purchaser may (but shall not be obligated to) purchase Warrant Shares hereunder at par value, and the
Company shall be obligated to reimburse the Purchaser for the aggregate amount of consideration paid in connection with such exercise in excess of the Exercise
Price.

            (vi)    The Company shall assist and cooperate with the Registered
Holder or any Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this
Warrant.

            (vii)   Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering or a sale of the Company (pursuant to a merger, sale of stock or otherwise), such exercise may at the election of the holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.

            (viii)  The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant
Shares issuable upon the exercise of this Warrant. All Warrant Shares which are so issuable shall, when issued and upon the payment of the Exercise Price, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares may be so issued without violation by the
Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed (except for official notice of issuance which shall be delivered by the Company upon each such issuance).

            (ix)    If the Warrant Shares issuable by reason of exercise of this
Warrant are convertible into or exchangeable for any other stock or securities of the Company, the Company shall, at the Registered Holder's option and upon surrender of this Warrant by such Registered

                                       A-6

Holder as provided above together with any notice, statement or payment required to effect such conversion or exchange of Warrant Shares, deliver to such
Registered Holder (or as otherwise specified by such Registered Holder) a certificate or certificates representing the stock or securities into which the
Warrant Shares issuable by reason of such conversion are convertible or exchangeable, registered in such name or names and in such denomination or denominations as such Registered Holder has specified.

            (x)     The Company shall not, and shall not permit its subsidiaries to, directly or indirectly, by any action (including, without limitation, reincorporation in a jurisdiction other than Delaware, amending its Certificate of Incorporation or through any Organic Change, issuance or sale of securities or any other voluntary action) avoid or seek to avoid the observance or performance of any of terms of this Warrant or impair or diminish its value
(except for any action which ratably affects all Warrant Shares and shares of
Common Stock), but shall at all times in good faith assist in the carrying out of all such terms of Warrant. Without limiting the generality of the foregoing, the Company shall (a) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant and (b) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making this
Warrant exercisable for less than one share of Common Stock.

            (xi)    No stockholder of the Company has or shall have any
preemptive right to subscribe for the Warrant Shares issuable pursuant hereto.

      3.3   Exercise Agreement. Upon any exercise of this Warrant, the
Registered Holder shall deliver to the Company an Exercise Agreement in substantially the form of Exhibit B attached hereto, except that if the Warrant
Shares are not to be issued in the name of the Registered Holder, the Exercise
Agreement shall also state the name of the Person to whom the certificates for the Warrant Shares are to be issued, and if the number of Warrant Shares to be issued does not include all of the Warrant Shares purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be issued.

      4.    SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any
time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the Common Stock into a greater number of shares or pays a dividend or makes a distribution to holders of the Common Stock in the form of shares of
Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse

                                       A-7

stock split or otherwise) the Common Stock into a smaller number of shares, the
Exercise Price shall be proportionately increased and the number of Warrant
Shares obtainable upon exercise of this Warrant shall be proportionately decreased.

      5.    ORGANIC CHANGE. Any recapitalization, reorganization,
reclassification, consolidation, merger, sale of all or substantially all of the
Company's assets, dividends, distributions or other transaction which is effected in such a way that holders of Common Stock are entitled to receive
(either directly or upon subsequent liquidation) stock, securities or assets
(excluding cash dividends paid or payable solely out of retained earnings) with respect to or in exchange for Common Stock and which is not covered by Section 4 is referred to herein as an "Organic Change". Prior to the consummation of any
Organic Change, the Company shall make appropriate provision to ensure that each holder of Warrants shall thereafter have the right to acquire and receive upon exercise thereof, in lieu of or addition to (as the case may be) the Warrant
Shares immediately theretofore acquirable and receivable upon exercise of such holder's Warrants, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of Warrant Shares immediately theretofore acquirable and receivable upon exercise of such holder's
Warrants had such Organic Change not taken place. In any such case, the Company shall make appropriate provision with respect to such holder's rights and interests to insure that the provisions hereof shall thereafter be applicable to the Warrants. If, as a consequence of any such Organic Change, solely cash, and no securities or other property of any kind, is deliverable upon exercise of this Warrant, then, in such event, the Company may terminate this Warrant by giving the Registered Holder hereof written notice thereof. Such notice shall specify the date (at least (30) days subsequent to the date on which notice is given) on which this Warrant shall terminate.

      6.    REPRESENTATIONS AND WARRANTIES OF THE WARRANT HOLDER. The Warrant
Holder represents, warrants, acknowledges and covenants to the Company as follows:

      6.1 Investment. The Warrant Holder is acquiring this Warrant and the
Warrant Shares issuable hereunder for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Warrant
Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

      6.2 Authority. The Warrant Holder has full power to execute and deliver this Warrant and to exercise its rights hereunder. The Warrant Holder has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company. The execution, delivery and performance of this
Warrant by the Warrant Holder have been duly authorized by all necessary action on behalf of the Warrant Holder.

                                       A-8

      6.3 Experience. The Company has made available to the Warrant Holder any and all information which the Warrant Holder has deemed necessary in connection with the issuance of this Warrant. The Warrant Holder has adequate net worth and means of providing for its current needs and contingencies, and to sustain a complete loss of its investment in the Company; the Warrant Holder's overall commitment to investments which are not readily marketable are not disproportionate to the Warrant Holder's net worth and the Warrant Holder's investment in this Warrant will not cause such overall commitment to become excessive; and the Warrant Holder has sufficient knowledge and experience in business and financial matters so as to be capable of evaluating the merits and risks of its investment in the Company.

      6.4 Accredited Investor Status. The Warrant Holder understands that this
Warrant and the Warrant Shares issuable hereunder have been offered and will be sold in reliance upon the exemption from the registration requirements of the
Securities Act of 1933, as amended (the "Act"), under Section 4(2) thereof. The
Warrant Holder represents that it is an "Accredited Investor," as that term is defined in Rule 501(a) promulgated under the Act.

      7.    NOTICES. The Company shall give written notice to the Registered
Holder: (i) immediately upon any adjustment of the Exercise Price or the number of Warrant Shares, setting forth in reasonable detail and certifying the calculation of such adjustment, or (ii) at least 30 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

      8.    NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the
Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

      9.    WARRANT TRANSFERABLE. This Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder upon surrender of this Warrant with a properly executed Assignment (in substantially the form of Exhibit A hereto) at the principal office of the Company, provided, that such transferee is an Affiliate of the Registered Holder (a "Permitted
Transferee").

      10.   WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is
exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. At the request of the Registered Holder

                                       A-9

(pursuant to a transfer of Warrants or otherwise), this Warrant may be exchanged for one or more Warrants to purchase Common Stock. The date the Company initially issues this Warrant shall be deemed to be the date of issuance hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All
Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

      11.   REPLACEMENT. Upon receipt of evidence reasonably satisfactory to the
Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond or indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the
Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

      12.   NOTICES. Except as otherwise expressly provided herein, any notice, request, consent or other communication required or permitted hereunder shall be in writing and shall be sent to the respective parties at the addresses specified below:

      If to the Company, at 2443 Fillmore Street, Suite 329, San Francisco, CA
94115, Attention: Leonard L. Firestone, President, CEO and Chairman, or at such other address as the Company may designate in writing.

      If to the Registered Holder, at ___________________________, or at such other address as the Registered Holder may designate in writing.

      Any party hereto may by notice so given change its address for future notice hereunder. All notices, requests, consents and communications hereunder shall be deemed to have been properly given (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service or (iv) if sent by registered or certified mail, on the third business day following the day such mailing is made.

      12.   AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Required
Holders.

                                      A-10

      13.   WARRANT REGISTER. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of
Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

      14.   FRACTIONS OF SHARES. The Company may, but shall not be required to, issue a fraction of a Warrant Share upon the exercise of this Warrant in whole or in part. As to any fraction of a share which the Company elects not to issue, the Company shall make a cash payment in respect of such fraction in an amount equal to the same fraction of the Fair Market Value of a Warrant Share on the date of such exercise.

      15.   GOVERNING LAW; JURISDICTION. THE CONSTRUCTION, VALIDITY AND
INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PRINCIPLES.

                                    * * * * *

                                      A-11

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the date hereof.

                                        BROADCASTLINKS.COM, INC.

                                        By:    \s\ Leonard L. Firestone
                                               ---------------------------------
                                        Name:  Leonard L. Firestone
                                        Title: President, CEO and Chairman

[CORPORATE SEAL]

Attest:

____________________________

                                      A-12

                                                                       EXHIBIT A

                                   ASSIGNMENT

            FOR VALUE RECEIVED,________________________________________hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W- ________) with respect to the number of the
Warrant Shares covered thereby set forth below, unto:

Names of Assignee                  Address                         No. of Shares

Dated:                                  Signature  _____________________________

                                                   _____________________________

                                        Witness    _____________________________

                                      A-13

                                                                       EXHIBIT B

                               EXERCISE AGREEMENT

To:                                  Dated:

            The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-__________), hereby agrees to subscribe for the purchase of_________________Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such
Warrant.

                                        Signature_______________________________

                                        Address_________________________________

                                      A-14